CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($) $ in Millions	3 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
Revenues
Net sales	$ 5,076	$ 5,625
Finance and interest income	296	335
Total Revenues	5,372	5,960
Costs and Expenses
Cost of goods sold	4,238	4,716
Selling, general and administrative expenses	546	567
Research and development expenses	183	190
Restructuring expenses	15	12
Interest expense	230	284
Other, net	630	100
Total Costs and Expenses	5,842	5,869
Income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates	(470)	91
Income taxes	40	77
Equity in income of unconsolidated subsidiaries and affiliates	(3)	9
Net income (loss)	(513)	23
Net income (loss) attributable to noncontrolling interests	(1)	1
Net income (loss) attributable to CNH Industrial N.V.	$ (512)	$ 22
Earnings (loss) per share attributable to common shareholders
Basic	$ (0.38)	$ 0.02
Diluted	$ (0.38)	$ 0.02